GRIFFON CORPORATION ANNOUNCES OPERATING RESULTS
                 -----------------------------------------------

                     FOR THE SECOND QUARTER OF FISCAL 2006
                     -------------------------------------


     Jericho, New York, May 3, 2006 - Griffon Corporation (NYSE:GFF) today reported operating results for the second quarter of fiscal 2006. Net sales for the quarter ended March 31, 2006 increased to $366,151,000 up from $322,473,000 for the second quarter of fiscal 2005. Income before income taxes was $11,468,000 compared to $6,101,000 last year. Net income was $7,208,000 in the current quarter compared to $4,144,000 last year. Diluted earnings per share for the quarter was $.23 compared to $.13 in last year's second quarter.

     The improved operating results for the specialty plastic films segment in the second quarter of fiscal 2006 reflected lower resin costs and a return to normalized sales volume from its largest customer. Improved operating results in our garage doors segment reflected stabilized steel costs, sales volume increases and a more favorable product mix. Higher sales in the installation services segment reflected volume growth in the Phoenix and Las Vegas markets. The electronic information and communication systems segment, Telephonics, reflected higher sales and profits principally due to the previously announced subcontract award from Syracuse Research Corporation. Telephonics has now received subcontracts in excess of $175,000,000. Approximately 70% of these awards are expected to be completed by September 30, 2006 and the fulfillment of the total award will be complete by the second quarter of fiscal 2007.

     Net sales for the six months ended March 31, 2006 were $724,675,000 compared to $662,647,000 for the first six months of fiscal 2005. Income before income taxes for the six months was $22,261,000 compared to $23,656,000 last year. Net income was $13,984,000 compared to $13,336,000 for the first half of 2005. Diluted earnings per share for the six months was $.45 compared to $.43 last year.

     Cash flow from operations was $3,800,000 for the quarter, which together with existing cash, funded capital expenditures of $8,800,000. Also, during the quarter $5,300,000 was used to acquire approximately 225,000 shares of the company's common stock under its buyback program. Additional purchases will be made from time to time, depending on market conditions, at prices deemed appropriate by management or under a Rule 10b5-1 trading plan.

     Griffon Corporation -

     o is a leading manufacturer and marketer of residential, commercial and industrial garage doors sold to professional installing dealers and major home center retail chains;

     o installs and services specialty building products and systems, primarily garage doors, openers, fireplaces and cabinets, for new construction markets through a substantial network of operations located throughout the country;

     o is an international leader in the development and production of embossed and laminated specialty plastic films used in the baby diaper, feminine napkin, adult incontinent, surgical and patient care markets; and

     o develops and manufactures information and communication systems for government and commercial markets worldwide.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, results of integrating acquired businesses into existing operations, competitive factors and pricing pressures for resin and steel, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

                      GRIFFON CORPORATION AND SUBSIDIARIES
                      ------------------------------------
                              OPERATING HIGHLIGHTS
                                   (Unaudited)
                                 (IN THOUSANDS)



PRELIMINARY

                                                           For the Three Months Ended          For the Six Months Ended
                                                                   March 31,                           March 31,
                                                           --------------------------          ------------------------

                                                             2006              2005              2006            2005
                                                           ---------        ---------          ---------      ---------

 Net sales:
   Garage Doors                                            $ 121,587        $ 110,174          $ 264,414      $ 245,881
   Installation Services                                      81,621           66,508            163,775        138,797
   Specialty Plastic Films                                    95,869           94,533            182,042        185,865
   Electronic Information and Communication Systems           71,617           56,353            124,298        102,755
   Intersegment eliminations                                  (4,543)          (5,095)            (9,854)       (10,651)
                                                           ---------        ---------          ---------      ---------
                                                           $ 366,151        $ 322,473          $ 724,675      $ 662,647
                                                           =========        =========          =========      =========
 Operating income:

   Garage Doors                                            $   3,637        $     749          $  17,207      $  11,398
   Installation Services                                       1,204            1,287              4,014          2,576
   Specialty Plastic Films                                     8,910            6,220              7,274         14,818
   Electronic Information and Communication Systems            4,751            3,397              7,718          5,921
                                                           ---------        ---------          ---------      ---------
     Segment operating income                                 18,502           11,653             36,213         34,713
 Unallocated amounts                                          (4,887)          (4,067)            (9,717)        (8,047)
 Interest expense, net                                        (2,147)          (1,485)            (4,235)        (3,010)
                                                           ---------        ---------          ---------      ---------
   Income before income taxes                                 11,468            6,101             22,261         23,656
 Provision for income taxes                                    4,260              832              8,277          7,327
                                                           ---------        ---------          ---------      ---------
   Income before minority interest                             7,208            5,269             13,984         16,329
 Minority interest                                                 -           (1,125)                 -         (2,993)
                                                           ---------        ---------          ---------      ---------
   Net income                                              $   7,208        $   4,144          $  13,984      $  13,336
                                                           =========        =========          =========      =========


                      GRIFFON CORPORATION AND SUBSIDIARIES
                      ------------------------------------
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)



PRELIMINARY

                                                             FOR THE THREE MONTHS ENDED
                                                                      MARCH 31,
                                                             --------------------------
                                                                2006            2005
                                                             ----------      ----------
 Net sales                                                   $  366,151      $  322,473
 Cost of sales                                                  275,898         245,153
                                                             ----------      ----------
   Gross profit                                                  90,253          77,320

 Selling, general and administrative expenses                    78,710          69,717
                                                             ----------      ----------
   Income from operations                                        11,543           7,603
                                                             ----------      ----------
 Other income (expense):
    Interest expense                                             (2,565)         (2,057)
    Interest income                                                 418             572
    Other, net                                                    2,072             (17)
                                                             ----------      ----------
                                                                    (75)         (1,502)
                                                             ----------      ----------
    Income before income taxes                                   11,468           6,101
                                                             ----------      ----------
 Provision for income taxes
    Federal                                                       1,622          (1,071)
    State and foreign                                             2,638           1,903
                                                             ----------      ----------
                                                                  4,260             832 (1)
                                                             ----------      ----------
    Income before minority interest                               7,208           5,269
 Minority interest                                                    -          (1,125)
                                                             ----------      ----------
    Net income                                               $    7,208      $    4,144
                                                             ==========      ==========


 Basic earnings per share of common stock                    $      .24      $      .14
                                                             ==========      ==========
 Diluted earnings per share of common stock                  $      .23      $      .13
                                                             ==========      ==========
 Weighted average number of shares outstanding:
      Basic                                                  29,874,000      29,387,000
                                                             ==========      ==========
      Diluted                                                31,103,000      31,179,000
                                                             ==========      ==========

 (1) Includes a reduced provision as a result of a lower projected annual effective rate and the resolution of other income tax matters.


                      GRIFFON CORPORATION AND SUBSIDIARIES
                      ------------------------------------
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)




PRELIMINARY

                                                          FOR THE SIX MONTHS ENDED
                                                                  MARCH 31,
                                                          ------------------------
                                                             2006          2005
                                                          ----------    ----------

 Net sales                                                $  724,675    $  662,647
 Cost of sales                                               545,253       497,035
                                                          ----------    ----------
    Gross profit                                             179,422       165,612

 Selling, general and administrative expenses                153,934       140,175
                                                          ----------    ----------
    Income from operations                                    25,488        25,437
                                                          ----------    ----------
 Other income (expense):
    Interest expense                                          (5,143)       (4,165)
    Interest income                                              908         1,155
    Other, net                                                 1,008         1,229
                                                          ----------    ----------
                                                              (3,227)       (1,781)
                                                          ----------    ----------
    Income before income taxes                                22,261        23,656
                                                          ----------    ----------
 Provision for income taxes
    Federal                                                    4,429         3,017
    State and foreign                                          3,848         4,310
                                                          ----------    ----------
                                                               8,277         7,327(1)
                                                          ----------    ----------
    Income before minority interest                           13,984        16,329
 Minority interest                                                 -        (2,993)
                                                          ----------    ----------
    Net income                                            $   13,984    $   13,336
                                                          ==========    ==========
 Basic earnings per share of common stock                 $      .47    $      .45
                                                          ==========    ==========
 Diluted earnings per share of common stock               $      .45    $      .43
                                                          ==========    ==========
 Weighted average number of shares outstanding:
      Basic                                               30,039,000    29,318,000
                                                          ==========    ==========
      Diluted                                             31,302,000    31,172,000
                                                          ==========    ==========

 (1) Includes a reduced provision as a result of a lower projected annual effective rate and the resolution of other income tax matters.



                      GRIFFON CORPORATION AND SUBSIDIARIES
                      ------------------------------------
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)




PRELIMINARY
                                                                MARCH 31,        SEPTEMBER 30,
                                                                  2006               2005
                                                              -----------        -------------
 ASSETS
 ------

 Current Assets:
    Cash and cash equivalents                                 $    31,871        $      60,663
    Accounts receivable, net                                      176,347              189,904
    Contract costs and recognized income
      not yet billed                                               55,240               43,065
    Inventories                                                   156,605              148,350
    Prepaid expenses and other current assets                      44,478               41,227
                                                              -----------        -------------
      Total current assets                                        464,541              483,209
 Property, plant and equipment, at cost less
    depreciation and amortization                                 214,868              216,900
 Goodwill                                                          97,832               96,098
 Intangible and other assets                                       56,625               55,220
                                                              -----------        -------------
                                                              $   833,866        $     851,427
                                                              ===========        =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Current Liabilities:
    Notes payable and current portion of long-term debt       $     8,456         $    16,625
    Accounts payable                                               95,450              91,970
    Accrued liabilities                                            67,344              78,849
    Income taxes                                                   16,630              22,599
                                                              -----------         -----------
      Total current liabilities                                   187,880             210,043
 Long-term debt:
    Convertible subordinated notes                                130,000             130,000
    Other                                                          70,573              66,540
 Other liabilities and deferred credits                            82,072              82,890
 Shareholders' equity                                             363,341             361,954
                                                              -----------         -----------
                                                              $   833,866         $   851,427
                                                              ===========         ===========


                      GRIFFON CORPORATION AND SUBSIDIARIES
                      ------------------------------------
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)





PRELIMINARY

                                                                          For the Six Months Ended
                                                                                  March 31,
                                                                          ------------------------
                                                                             2006           2005
                                                                          ----------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                $   13,984      $ 13,336
                                                                          ----------      --------
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                               16,951        15,272
  Minority interest                                                                -         2,993
  Provision for losses on accounts receivable                                    816           867
  Change in assets and liabilities:
   Decrease in accounts receivable and contract
    costs and recognized income not yet billed                                   812        18,537
   (Increase) decrease in inventories                                         (8,003)        4,467
   Decrease in prepaid expenses and other assets                                 257         2,497
   Decrease in accounts payable, accrued  liabilities and
    income taxes                                                             (17,121)      (27,040)
   Other changes, net                                                            838         3,586
                                                                          ----------      --------
 Total adjustments                                                            (5,450)       21,179
                                                                          ----------      --------
   Net cash provided by operating activities                                   8,534        34,515
                                                                          ----------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment                                 (13,442)      (22,533)
Acquisition of minority interest in subsidiary                                (1,304)       (3,883)
Acquired businesses                                                                -        (9,235)
(Increase) decrease in equipment lease deposits                               (4,463)        3,314
                                                                          ----------      --------
   Net cash used in investing activities                                     (19,209)      (32,337)
                                                                          ----------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of shares for treasury                                              (15,573)       (7,946)
Proceeds from borrowings under long-term debt arrangements                    60,000         7,778
Payments of long-term debt                                                   (62,982)       (9,040)
Payment of debt issuance costs                                                  (607)            -
Decrease in short-term borrowings                                             (1,181)          (44)
Distributions to minority interests                                             (354)         (988)
Exercise of stock options                                                        649         4,137
Tax benefit from exercise of stock options                                     1,863             -
                                                                          ----------      --------
   Net cash used in financing activities                                     (18,185)       (6,103)
                                                                          ----------      --------
Effect of exchange rate changes on cash and cash equivalents                      68           533
                                                                          ----------      --------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                    (28,792)       (3,392)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                              60,663        88,047
                                                                          ----------      --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                $   31,871      $ 84,655
                                                                          ==========      ========